Schedule of Investments - Virtus Reaves Utilities ETF

October 31, 2023 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 99.1%
Utilities - 99.1%
Alliant Energy Corp.	4,500	$219,555
Ameren Corp.	18,275	1,383,600
Atmos Energy Corp.	16,995	1,829,682
CenterPoint Energy, Inc.	64,566	1,735,534
CMS Energy Corp.	37,942	2,061,768
Constellation Energy Corp.	20,758	2,343,993
DTE Energy Co.	25,727	2,479,568
Edison International	31,350	1,976,931
Entergy Corp.	16,259	1,554,198
Exelon Corp.	23,086	898,969
NextEra Energy, Inc.	105,968	6,177,934
NiSource, Inc.	79,421	1,998,232
PG&E Corp.*	129,722	2,114,469
Pinnacle West Capital Corp.	26,312	1,951,824
PNM Resources, Inc.	26,799	1,132,526
PPL Corp.	75,866	1,864,028
Public Service Enterprise Group, Inc.	17,204	1,060,627
Sempra	39,337	2,754,770
Southern Co. (The)	25,186	1,695,018
Vistra Corp.	69,503	2,274,138
Xcel Energy, Inc.	37,924	2,247,756

TOTAL INVESTMENTS - 99.1%
(Cost $42,836,354)		41,755,120
Other Assets in Excess of Liabilities - 0.9%		393,749
Net Assets - 100.0%		$42,148,869

*	Non-income producing security.

Schedule of Investments - Virtus Reaves Utilities ETF (continued)

October 31, 2023 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2023.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$41,755,120	$—	$—	$41,755,120
Total	$41,755,120	$—	$—	$41,755,120